EXHIBIT 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-15894 and 33-15895.







                                                         ARTHUR ANDERSEN & CO.


Omaha, Nebraska,
May 25, 1994